SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 5, 2004





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


          New York                 1-3247                  16-0393470
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(State or other jurisdiction      (Commission              (I.R.S. Employer
        of Incorporation)         File Number)             Identification No.)



   One Riverfront Plaza, Corning, New York                    14831
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (607) 974-9000
                                                    ---------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.
        ------------------------

The Corning  Incorporated  press release dated February 5, 2004 regarding Eugene
C. Sit joining the Board of Directors is furnished herewith as Exhibit 99.1.


Exhibit

     99.1. Press Release dated February 5, 2004, issued by Corning Incorporated.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004


                                     CORNING INCORPORATED


                                     By:     /s/ William D. Eggers
                                     -------------------------------
                                     William D. Eggers
                                     Senior Vice President and General Counsel

                                INDEX TO EXHIBIT

Exhibit


     99.1. Press Release dated February 5, 2004, issued by Corning Incorporated.

                                                               Exhibit 99.1


FOR RELEASE -- FEBRUARY 5, 2004

Corning Contact:
Daniel F. Collins
(607) 974-4197
collinsdc@corning.com

                 Eugene C. Sit Joins Corning Board of Directors

CORNING, N.Y., -- Eugene C. Sit -- chairman, chief executive officer and chief investment officer of Sit Investment Associates, Inc. - has been appointed to the board of directors of Corning Incorporated (NYSE:GLW). The Corning Board Nominating and Corporate Governance Committee proposed him as a director candidate, and the full board approved his nomination at yesterday's board of directors meeting. He will stand for election for a three-year term at Corning's annual meeting of shareholders on April 29, 2004.

Sit's appointment brings the number of Corning directors to 14. Corning's bylaws permit the number of directors to vary between nine and 24 members, and the size of the board has ranged from 13 to 18 directors since 1990. According to the company's corporate governance guidelines, the size of the board provides for sufficient diversity among non-employee directors while also enabling substantive discussions in which each director can participate meaningfully.

Sit, 65, brings a broad perspective on global business and finance to the Corning board. He founded Sit Investment Associates (SIA), based in Minneapolis, in 1981. SIA, a diverse financial asset management firm with capabilities in both domestic and international financial asset management, has more than $6 billion of assets under management for institutional, family and mutual fund clients.

He is the former chief executive officer and chief investment officer for IDS Advisory (now American Express Financial Advisors). During his tenure, assets under management expanded rapidly and the firm compiled one of the superior performance records in the investment management industry.

A native of Canton, China (now known as Guangzhou), Sit was educated at DePaul University in Chicago, where he received his B.S.C. He is both a chartered financial analyst and a certified public accountant. Active in industry and community affairs, he currently serves as a trustee at Carleton College, The Minnesota Historical Society, and as a member of the Advisory Council of the University of Minnesota Carlson School of Management - International Programs.

                                     (more)

Eugene C. Sit Joins Corning Board of Directors
Page Two

He has served as a trustee of TIAA/CREF, the Minneapolis Institute of Arts, and trustee and vice chairman of the Minnesota Orchestral Association. He has also served as chairman and trustee of the Institute of Chartered Financial Analysts, a member of the Board of Governors of the Association for Investment Management and Research (AIMR), on the Advisory Board for the University of California, Walter A. Haas School of Business, and as a trustee of the Board of Pensions of the Presbyterian Church (USA).

He was awarded the prestigious C. Steward Sheppard Award by AIMR in recognition of his outstanding contributions to the investment profession.

About Corning Incorporated Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries.